Exhibit 10.1

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND

ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE AND ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into effective as of this December 12, 2012, by and between Mission West Properties, Inc., a Maryland Corporation (“Seller”), M West Holdings, L.P., a Delaware limited partnership (“M West”), and the assignees of M West which are signatories hereto (collectively, “Buyer”).

RECITALS

A. Seller and M West have entered into that certain Agreement of Purchase and Sale and Escrow Instructions, dated as of November 2, 2012 (the “Original Purchase Agreement”), pursuant to which Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the Target Properties (as defined in the Purchase Agreement (hereinafter defined)).

B. As of December 11, 2012, M West assigned its rights in the Original Purchase Agreement relating to certain Target Properties to each of the undersigned other than M West, pursuant to an assignment of Agreement of Purchase and Sale.

C. Seller and Buyer have amended the Original Purchase Agreement pursuant to that certain First Amendment to Agreement of Purchase and Sale and Escrow Instructions, dated as of the date hereof (the “First Amendment”; the Original Purchase Agreement, as amended by such first and as amended hereby, the “Purchase Agreement”).

D. Seller and Buyer desire to amend certain provisions of the Original Purchase Agreement, pursuant to this Amendment, subject to the terms and conditions set forth herein.

AGREEMENTS

In consideration of the mutual covenants in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows.

1. Capitalized Terms. Capitalized terms not specifically defined in this Amendment have the meanings ascribed to such terms in the Original Purchase Agreement.

2. Prorations; Closing Statement. Seller and Buyer acknowledge that Seller has not delivered the pro forma estimated proration statement as not less than ten (10) days prior to the date scheduled for the Seller Stockholder Meeting, as required pursuant to Section 3.10 of the Original Purchase Agreement, as a result of which Seller and Buyer are not able to timely agree upon the Pro Forma Closing Statement as and when required by the Original Purchase Agreement. Notwithstanding anything to the contrary contained in the Original Purchase Agreement:

(a) Seller shall provide such financial and other information to Buyer as is necessary and/or appropriate for the production of a Pro Forma Closing Statement by no later than December 17, 2012, and a Closing Statement by no later than December 18, 2012.

(b) If Seller and Buyer have not agreed on the Pro Forma Closing Statement or prorations called for by the Original Purchase Agreement by December 18, 2012, then the parties agree to close based on the determination of such amounts by mutual agreement of Seller and Buyer acting in their reasonable good faith discretion. Seller shall place $1,000,000 in a mutually agreed escrow with the Title Company for a period of ninety (90) days after the Closing for the parties to agree on such Pro Forma Closing Statement or prorations.

3. Tenant Lease Splits. In the course of Buyer’s due diligence review, Buyer and Seller have become aware of certain Tenant Leases that demise space in two Target Properties, one of which is anticipated to be encumbered by Assumed Debt and one of which is anticipated not to be encumbered by Assumed Debt following the Closing, as more particularly set forth on Exhibit A-1 attached hereto and made a part hereof (such Tenant Leases, collectively, the “Split Tenant Leases”). Seller and Buyer have been advised by the lender in connection with the Loan Assumption that, among other things, in order to effect the Loan Assumption, satisfactory arrangements are required to be entered into by the applicable landlord and tenant under each Split Tenant Lease to effect the separation of each applicable Tenant Lease into two separate Tenant Leases, each of which shall demise space in only one Target Property, without which the Loan Assumption shall not be approved by such lender on terms which are satisfactory to Buyer.

In furtherance thereof, Seller hereby covenants and agrees that it shall (i) cause its applicable Subsidiary to enter into the agreements and documents set forth on Exhibit B-1 with respect to the Split Tenant Leases, each effectuating a split in the applicable Split Tenant Leases without change to the terms of such Split Tenant Leases other than as necessitated by separating the portions of the demised premises from one another, and each in form and substance approved by Buyer, such approval not to be unreasonably withheld, conditioned or delayed, and acceptable to the applicable lender, not less than three (3) Business Days prior to the Closing; provided that the last version of such documents submitted by Buyer to Seller are acceptable to Buyer, and (ii) deliver true and correct copies of each agreement and document described in the preceding clause (i), executed by such Subsidiary of Seller, the applicable tenant and any other necessary parties, and consented to by the applicable lender(s), on or prior to the date specified therefor in the preceding clause (i) (collectively, the “Split Tenant Lease Modification Documentation”). Notwithstanding anything to the contrary provided for in the Original Purchase Agreement, Seller’s timely delivery of the Split Tenant Lease Modification Documentation, executed, delivered and consented to by the aforementioned parties, shall be an additional condition to the obligation of Buyer to consummate the transactions provided for in the Purchase Agreement, as if such condition were fully set forth in Section 3.3 of the Purchase Agreement and incorporated by reference therein. Seller shall use its best efforts to satisfy the condition precedent set forth in this paragraph 3, and such obligation shall be a covenant of Seller under the Purchase Agreement.

4. Casualty at 2551 Lawson Lane Target Property. Seller and Buyer acknowledge and agree that the damage to the breaker at the 2551 Lawson Lane Target Property shall be considered to be a casualty governed by Section 7 of the Purchase Agreement.

5. 2880 Scott Boulevard Foundation. The tenant estoppel certificate dated December 12, 2012 delivered by Renesas Electronics America Inc. (formerly NEC Electronics America Inc., formerly NEC Electronics Inc.) under its lease demising premises located at the 2880 Scott Boulevard Target Property reveals “certain foundation issues at the Property” (the “Foundation Deficiencies”). Seller and Buyer shall use their reasonable good faith discretion to agree on the amount of a credit to be provided by Seller to Buyer at Closing in an amount sufficient to pay for repairs to correct any Foundation Deficiencies.

6. Legal Compliance Items. In the course of Buyer’s due diligence review, Buyer has disclosed to Seller, and Seller has discovered, certain deficiencies in some of the Target Properties related to zoning and legal compliance and conformity, as more particularly set forth on Exhibit C-1 attached hereto. Seller and Buyer shall use their reasonable good faith discretion to agree on the amount of a credit to be provided by Seller to Buyer at Closing in an amount sufficient to correct the deficiencies set forth on Exhibit C-1 attached hereto.

7. Hetch Hetchy. Seller shall continue, before and after Closing, to use diligent good faith efforts to obtain a Use Permit on terms satisfactory to Buyer for the benefit of the 4750 Patrick Henry Drive Target Property from the City of San Francisco effective for the period from and after Closing.

8. JDSU Purchase Option. Seller shall provide to Buyer a copy of written notice provided to JDS Uniphase Inc., complying with the terms of such tenant’s lease, with respect to JDS Uniphase Inc.’s right of first offer under its lease at the 1750 Automation Parkway Target Property (the “JDS ROFO”), and either (a) a copy of written notice from JDS Uniphase Inc. waiving its right to exercise such right of first offer (“Waiver Notice”), or (b) another solution to the JDS ROFO which is satisfactory to Buyer in its reasonable discretion (an “Alternative Solution”). Notwithstanding anything to the contrary provided for in the Original Purchase Agreement, Seller’s timely delivery of the Waiver Notice or an Alternative Solution reasonably satisfactory to Buyer shall be an additional condition to the obligation of Buyer to consummate the transactions provided for in the Purchase Agreement, as if such condition were fully set forth in Section 3.3 of the Purchase Agreement and incorporated by reference therein. Seller shall use its diligent good faith efforts to satisfy the condition precedent set forth in this paragraph 8, and such obligation shall be a covenant of Seller under the Purchase Agreement.

9. Schedule 1.27. Schedule 1.27 to the Original Purchase Agreement is hereby deleted in its entirety and replaced in its entirety with Schedule 1.27 attached hereto.

10. Express Changes Only. The parties intend to amend the Original Purchase Agreement only as set forth herein, and the parties hereby agree that, except as expressly amended hereby, all other terms and conditions of the Original Purchase Agreement are hereby confirmed and shall remain in full force and effect.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original, and all of which shall be deemed to be one and the same instrument. Electronically transmitted signatures shall be deemed originals.

12. Miscellaneous. The provisions of Sections 14(a), 14(b), 15 and 26 shall apply to this Amendment and are incorporated as if fully set forth herein.

[SIGNATURES FOLLOW ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

SELLER:

MISSION WEST PROPERTIES, INC., a Maryland corporation

By:	/s/ Carl E. Berg
Name:	Carl E. Berg
Title:	Chief Executive Officer

BUYER:

M WEST HOLDINGS, L.P.,

By:	M West GP, LLC, its general partner
	By:	/s/ Steven Dietsch
	Name:	Steven Dietsch
	Title:	Authorized Signatory

M WEST PROPCO I LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO II LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

M WEST PROPCO III LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO IV LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO V LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO VI LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO VII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

M WEST PROPCO VIII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO IX LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO X LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XI LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

M WEST PROPCO XIII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XIV LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XV LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XVI LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XVII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

M WEST PROPCO XVIII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XIX LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XX LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XXI LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

M WEST PROPCO XXII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

M WEST PROPCO XXIII LLC,
a Delaware limited liability company

By:	/s/ Steven Dietsch
Name:	Steven Dietsch
Title:	Authorized Signatory

Signature page to Second Amendment to Agreement of Purchase and Sale and Escrow Instructions

EXHIBIT A-1

EXHIBIT B-1

EXHIBIT C-1

SCHEDULE 1.27